Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO LEASE AND LICENSE FINANCING

AND PURCHASE OPTION AGREEMENT

THIS THIRD AMENDMENT TO LEASE AND LICENSE FINANCING AND PURCHASE OPTION AGREEMENT (this “Amendment”), dated as of September 19, 2011, is by and between ARABICA FUNDING, INC., a Delaware corporation (“Arabica”) and CARIBOU COFFEE COMPANY, INC., a Minnesota corporation (the “Company”).

RECITALS

A. Arabica and the Company are parties to the Lease and License Financing and Purchase Option Agreement dated as of February 19, 2010 (as amended on November 30, 2010, August 15, 2011 and as may be further amended and in effect from time to time, the “Master Lease”). Capitalized terms used herein without definition have the meanings assigned to them in the Master Lease.

B. Arabica and the Company desire to amend the Master Lease on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO MASTER LEASE. Subject to the satisfaction of each of the conditions set forth herein, the Master Lease is hereby amended as follows:

A. Definitions. The definition of “Final Payment Date” contained in Section 1 of the Master Lease is hereby amended and restated in its entirety as follows:

“Final Payment Date”: October 31, 2011.

B. No Further Amendments. Except as expressly amended herein, the text of the Master Lease and all other Lease/Purchase Documents shall remain unchanged and in full force and effect.

II. REFERENCES IN THE LEASE/PURCHASE DOCUMENTS; CONFIRMATION OF SECURITY. All references to the Master Lease in all Lease/Purchase Documents shall, from and after the date hereof, refer to the Master Lease, as amended by this Amendment, and all obligations of the Company under the Lease/Purchase Documents shall be secured by and be entitled to the benefits of the Company Security Documents. All Company Security Documents heretofore executed by the Restricted Group shall remain in full force and effect and such Company Security Documents are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS. As a condition to the effectiveness of this Amendment, the Company hereby represents and warrants to, and covenants and agrees with Arabica that:

A. The execution and delivery of this Amendment has been duly authorized by all requisite action on the part of the Company and does not contravene, conflict with, or constitute a default under, any provision of: (i) the Company’s articles of incorporation or bylaws, (ii) any law, judgment, decree or order applicable to the Company or to any other member of the Restricted Group, or (iii) any provision of any material agreement or instrument binding upon any member of the Restricted Group or upon any of the respective property of a member of the Restricted Group. The execution and delivery of this Amendment by the Company do not and will not cause any lien to arise under any provision of any material agreement or instrument binding upon any member of the Restricted Group or upon any of the respective property of a member of the Restricted Group.

B. The representations and warranties of each member of the Restricted Group contained in the Master Lease and the other Lease/Purchase Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date, except to the extent (a) such representations and warranties expressly relate to an earlier date, in which case each such representation and warranty shall be true and correct in all material respects as of such earlier date, and (b) of inaccuracies resulting from transactions permitted under the Lease/Purchase Documents. No Default or Event of Default has occurred and is continuing under the Master Lease or any other Lease/Purchase Document.

C. No member of the Restricted Group is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other Person in connection with or as a condition to the execution, delivery or performance of this Amendment.

D. This Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

IV. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The next pages are the signature pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

ARABICA FUNDING, INC.

By:	/s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Vice President

CARIBOU COFFEE COMPANY, INC.

By:	/s/ Tim Hennessy
Name: Tim Hennessy
Title: CFO

Signature Page to Third Amendment to Master Lease

CONSENT AND ACKNOWLEDGEMENT

To the extent necessary, if any, each of the undersigned hereby consents to the execution and delivery of the foregoing Second Amendment to Lease and License Financing and Purchase Option Agreement (the “Amendment”) and to all of the transactions contemplated thereby and confirms and agrees with the provisions thereof, including without limitation all provisions applicable to any of the undersigned.

Executed as a sealed instrument as of the date of such Amendment.

CARIBOU HOLDING COMPANY LIMITED

By:	/s/ E. Stockton Croft IV
Name: E. Stockton Croft IV
Title: Vice President

CARIBOU COFFEE COMPANY, INC.

By:	/s/ Tim Hennessy
Name: Tim Hennessy
Title: CFO

CARIBOU ON PIEDMONT, INC.

By:	/s/ Tim Hennessy
Name: Tim Hennessy
Title: CFO

CARIBOU ACQUISITION COMPANY

By:	/s/ Tim Hennessy
Name: Tim Hennessy
Title: CFO

Signature Page to Third Amendment to Master Lease

CARIBOU COFFEE DEVELOPMENT COMPANY, INC.

By:	/s/ Tim Hennessy
Name: Tim Hennessy
Title: CFO

Signature Page to Third Amendment to Master Lease